15. 10% CONVERTIBLE NOTE TO RELATED PARTY	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
Note 15. 10% CONVERTIBLE NOTE TO RELATED PARTY

The 10% Convertible Note, which is held by one of the Company’s directors, is convertible at the option of the holder, into shares of the Company’s common stock at an initial conversion rate that is determined by dividing the principal amount of the note being converted by $0.45. This convertible note is payable on demand. Interest shall accrue at the rate of 10% per annum and shall be payable at the time of repayment of principal. All interest shall be forfeited upon conversion, in which case the holder would be entitled to dividends declared, if any, on the Company’s common stock during the time the convertible note was outstanding. The Company has reserved 22,222 shares of its common stock for conversion of the remaining $10,000 balance of this note.